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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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International Aluminum Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNATIONAL ALUMINUM CORPORATION

767 Monterey Pass Road

Monterey Park, California 91754

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 28, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of International Aluminum Corporation (the "Company") will be held at the corporate offices of the Company at 767 Monterey Pass Road, Monterey Park, California on Thursday, October 28, 2004 at 2:00 p.m. for the following purposes:

  1.
  To elect seven directors to serve for the ensuing year and until their successors are elected and qualified.
  2.
  To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending June 30, 2005.
  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on September 8, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

        You are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, please promptly sign, date and mail the enclosed proxy in the accompanying envelope, which requires no postage or vote your shares by Internet as directed on the enclosed proxy card. Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 8:00 P.M. Eastern Daylight Time on October 27, 2004. If you decide to attend the meeting and wish to vote your shares in person, you may revoke your proxy at that time. If you own your shares in "street name" you must obtain a proxy from the institution in whose name your shares are held in order to vote in person at the meeting.

        Since a majority of the outstanding shares must be represented at the meeting in order to transact business, your promptness in returning the enclosed proxy will be appreciated.

                      By Order of the Board of Directors

                      David C. Treinen

                      President and Secretary

Monterey Park, California
September 20, 2004

INTERNATIONAL ALUMINUM CORPORATION
767 Monterey Pass Road
Monterey Park, California 91754

PROXY STATEMENT

To the Shareholders of
International Aluminum Corporation

        Your proxy, in the form enclosed, is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on October 28, 2004, and at any postponement or adjournment thereof, for the purposes described in the accompanying Notice of Annual Meeting and in this Proxy Statement.

        It is anticipated that this Proxy Statement, together with the accompanying proxy, will first be mailed on or about September 24, 2004 to the Company's shareholders.

Record Date and Outstanding Shares

        Shareholders of record at the close of business on September 8, 2004 are entitled to receive notice of, and to vote at, the meeting. There are 4,244,794 shares of common stock outstanding as of the record date.

Quorum and Voting

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock as of the record date is necessary to constitute a quorum for the transaction of business at the meeting.

        Shareholders are entitled to one vote for each share of common stock held on the record date on each matter to be presented for consideration and action by the shareholders, except that shareholders may cumulate their votes as to the election of directors. Cumulative voting means that each shareholder may cast a total number of votes equal to seven (i.e., the number of directors to be elected at the meeting) multiplied by the number of shares owned by the shareholder as of the record date. This total number of votes may be cast for one nominee, may be divided equally among the seven nominees or may be divided among two or more of the nominees in any manner the shareholder chooses. A shareholder is entitled to cumulate votes, however, only with respect to nominees whose names are placed in nomination prior to voting and only if the shareholder, prior to the voting, gives notice of his intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes.

        Except as to the election of directors, approval of the matters to be considered at the meeting will require the affirmative vote of a majority of the outstanding shares of common stock represented and voting at the meeting, provided that such shares constitute at least a majority of the required quorum for the meeting. As to the election of directors, nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected at the meeting.

Proxies

        Unless revoked, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxy holders in accordance with the instructions specified in the enclosed proxy card. If no instruction is specified on a proxy with respect to any proposal to be acted upon, the shares represented by proxy will be voted "FOR":

  •
  the election of the seven herein named director nominees.

  •
  ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Company.

        In the event that there should be cumulative voting in the election of directors, unless otherwise specifically instructed, the proxy holders intend to distribute the total number of votes represented by each proxy among the director nominees in such proportion as they see fit. Although the Company does not presently know of any other business to come before the meeting, if any other business should properly come before the meeting, the persons named in such proxy will vote thereon in accordance with their best judgment.

        A shareholder executing and returning a proxy may revoke it any time before it has been voted by:

  •
  giving written notice of revocation to the Secretary of the Company.

  •
  appearing in person and voting at the meeting.

  •
  submitting to the Secretary of the Company a duly executed proxy bearing a later date.

Abstentions and Broker Non-Votes

        Abstentions will be included in determining the number of shares present at the meeting for the purpose of the determining the presence of a quorum for the transaction of business, and will have the same effect as a vote against proposal 2. If a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, which is called a broker non-vote, those shares also will be counted for purposes of determining the presence of a quorum and have the same effect as a vote against proposal 2. Abstentions and broker non-votes will not affect the outcome of the voting as to the election of directors.

PROPOSAL 1 - ELECTION OF DIRECTORS

        The By-Laws of the Company provide for seven directors. Each of the nominees has indicated his willingness to serve as a director if elected at the meeting. If any one or more of such nominees should for any reason be unavailable to serve, the proxy holders will vote for a substitute nominee at their discretion. Proxies received cannot be voted for a greater number of persons than the number of nominees named below.

Information about Nominees

        The information below sets forth the names of all directors and nominees for director of the Company, all positions and offices each such person holds with the Company and a brief account of the principal business experience of each nominee. Each of the nominees is an incumbent director elected at the 2003 Annual Meeting of Shareholders.

        Cornelius C. Vanderstar.    Mr Vanderstar has been Chairman of the Company's Board of Directors since its inception in 1963 as the successor to an aluminum fabrication business which he founded in 1957. Prior to October, 1972, he also served as President of the Company.

        David C. Treinen.    Mr. Treinen has been employed by the Company and its subsidiaries since 1964 and an officer of the Company since 1969. He served as Senior Vice President-Finance/Administration for 27 years prior to being elected President of the Company in June 2000. Mr. Treinen continues to serve as Secretary of the Company, a position he has held since February 1973.

        Ronald L. Rudy.    Mr. Rudy has been employed by the Company since 1972 and served in various sales and management positions with subsidiaries of the Company prior to being elected Vice President-Operations in September 1983. He was elected Senior Vice President-Operations in June 1995.

        John P. Cunningham.    Mr. Cunningham, retired Vice Chairman of the Board of Directors, was employed by the Company or its subsidiaries from 1959 through his retirement in June of 1999. He served as President of the Company from October 1972 through November 1998, prior to which he served as Vice President-Operations. Mr. Cunningham currently serves on the Nominating and Governance Committee of the Board of Directors.

        Joel F. McIntyre.    Since August 1998, Mr. McIntyre has been engaged in the practice of business and corporation law with offices in Los Angeles County. From February 1993 through July 1998 he served as Managing Partner of McIntyre, Borges & Burns LLP and successor entities. From 1963 through January 1993 he was an attorney with the law firm of Paul, Hastings, Janofsky and Walker, LLP. Mr. McIntyre is Chairman of the Board's Nominating and Governance Committee. He is also a member of the Company's Audit and Compensation Committees and has served as chairman of each of these committees at various times during his tenure as a director of the Company. Mr. McIntyre received a B.A. degree from Stanford University in 1960 and J.D. degree from the University of California, Los Angeles in 1963.

        David M. Antonini.    Since 1984, Mr. Antonini has been a principal of White, Nelson & Co., a certified public accounting and consulting firm located in Anaheim, California. He is a member of the Tax Division of the American Institute of Certified Public Accountants and a member of the California Society of Certified Public Accountants. Mr. Antonini is Chairman of the Board's Audit Committee and a member of the Compensation Committee. Mr. Antonini holds an A.A. degree in Computer Science and a J.D. degree. He currently is Chairperson of White Nelson's International Tax Group and its Mergers, Acquisitions and Dispositions Group. Prior to joining White Nelson, he served as a Tax Manager with PricewaterhouseCoopers LLP.

        Alexander L. Dean.    Mr. Dean is President of David Brooks Company, a manufacturer and distributor of ceramic planters located Costa Mesa, California, a position which he has held for the last 14 years. Prior to joining David Brooks Company, he served eight years as President of Builders Incorporated, a firm specializing in real estate development and apartment and commercial building management. Mr. Dean is Chairman of the Compensation Committee of the Board of Directors and also serves on the Board's Audit and Nominating and Governance Committees. He holds Masters degrees in Finance from Yale University and in Regional Planning from the University of North Carolina.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES AS DIRECTORS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THEIR ELECTION UNLESS OTHERWISE INSTRUCTED.

Principal Security Holders

        To the best of the Company's knowledge, the following table sets forth, as of September 8, 2004, the name, address and share ownership of the only person or entity, other than Cornelius C. Vanderstar (see "Security Ownership of Management"), believed to beneficially own more than 5% of the Company's outstanding common stock. Unless otherwise noted, the named shareholder is believed to have sole voting and dispositive powers with respect to the shares listed below.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percent
Barington Companies Equity Partners, L.P. 888 Seventh Avenue, 17th Floor New York, NY 10019	227,750(2)	5.4%

(1)
We have relied upon the information supplied by Barington Companies Equity Partners, L.P. in a Schedule 13D furnished to us reporting information as of July 9, 2004, reporting the aggregate holdings of Barington Equity Partners, L.P., Barington Companies Offshore Fund, Ltd. (BVI), Parche, LLC, Starboard Value & Opportunity Fund, LLC, RCG Equity Market Neutral Master

  Fund, Ltd. and RCG Halifax Fund, Ltd. (each a "Reporting Entity" and, collectively, the "Reporting Entities"). The reported holdings of each Reporting Entity were 43,438 shares, 10,856 shares, 20,149 shares, 96,837 shares, 54,600 shares and 1,600 shares, respectively. Each Reporting Entity has sole voting and sole dispositive power with respect to the shares reported.

Security Ownerhip of Management

        The following table lists, as of September 8, 2004, the names of all directors, nominees to serve as directors and executive officers of the Company, their ages, present positions, and the number and percentage of shares of common stock beneficially owned by each such person and by all directors, nominees to serve as directors and executive officers as a group. Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and dispositive power with respect to such shares.

Names	Age	Present Position(s)	Since	Owned	Percent
Cornelius C. Vanderstar(2)	89	Chairman and Chief Executive Officer; Director	1963	1,720,700(3)	40.5%
David C. Treinen	65	President and Chief Operating Officer; Secretary and Director	1993	47,715(5)	1.1%
Ronald L. Rudy	63	Senior Vice President-Operations; Director	2000	25,757(6)	*
John P. Cunningham	72	Director	1963	146,606(4)	3.5%
Joel F. McIntyre	65	Director	1980	—	—
David M. Antonini	52	Director	2000	—	—
Alexander L. Dean	59	Director	2000	300	*
Mitchell K. Fogelman	53	Senior Vice President-Finance		23,500(7)	*
All executive officers, directors and director-nominees as a group (8 persons)				1,964,578(8)	*

(1)
Shares which may be acquired by a person or group within 60 days of September 8, 2004, upon the exercise of stock options ("Stock Option Shares") are treated as outstanding for purposes of calculating the percentage ownership of such person or group, but are not treated as outstanding for purposes of calculating the percentage ownership of any other person.
(2)
Mr. Vanderstar's mailing address is c/o of International Aluminum Corporation, P.O. Box 6, Monterey Park, California 91754.
(3)
The shares shown are held of record by the Vanderstar Family Trust, Cornelius C. and Marguerite D. Vanderstar, Trustees. Marguerite D. Vanderstar is Mr. Vanderstar's wife, and, as a Trustee, also is deemed to beneficially own the shares shown.
(4)
The shares shown are held by the Cunningham Family Trust, Patricia M. Cunningham, Trustee. Patricia M. Cunningham is the wife of John Cunningham, and, as a Trustee, also is deemed to beneficially own the shares shown.
(5)
Includes 37,715 shares held by the Treinen Family Trust, David C. and Susan M. Treinen, Trustees, and 10,000 Stock Option Shares. Susan M. Treinen is the wife of Mr. Treinen, and, as a Trustee, also is deemed to beneficially own the shares shown.

(6)
Includes 14,512 shares held by the Ronald and LaJuana Rudy 2004 Trust, Ronald L. and LaJuana Rudy, Trustees, and 10,000 Stock Option Shares. Mr. Rudy's wife, LaJuana, as a Trustee also is deemed to beneficially own the shares shown.
(7)
Includes 7,500 Stock Option Shares.
(8)
Includes 27,500 Stock Option Shares.

Other Executive Officers

        The sole executive officer of the Company who is not a director or nominee for election as a director is:

Name	Age	Position
Mitchell K. Fogelman	52	Senior Vice President-Finance

        Mr. Fogelman, elected to his present position in June 2000, has been employed by the Company since 1982. Prior to assuming his present he served as Vice President-Controller.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and any persons who own more than 10% of the Company's common stock file an initial report of ownership of those securities on Form 3 and report changes of ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Specific due dates for the required reports have been established and the Company is required to disclose in this proxy statement any failure to file by the dates required. To the best of the Company's knowledge, all filing requirements for fiscal 2004 were timely satisfied. In making this disclosure, the Company has relied on a review of copies of forms furnished to the Company, discussions with those persons known to be subject to Section 16(a) reporting requirements and written representations that no other reports were required relating to fiscal 2004.

Corporate Governance

        The Company and its management are dedicated to exemplary corporate governance. In August 2004, the Company adopted the International Aluminum Corporation Code of Business Conduct and Ethics. The code is a statement of the Company's high standards for ethical behavior and legal compliance and governs the manner in which it conducts business. A copy of the Code of Business Conduct and Ethics can be found at the Company's website at www.intlalum.com and is attached hereto as Appendix A. The Company has also adopted a Code of Ethics for Senior Executive and Senior Financial Officers which is attached to this proxy statement as Appendix B and may also be viewed by visiting its website at www.intlalum.com. The Board recently adopted the Nominating and Governance Committee Charter and the Compensation Committee Charter and amended the Audit Committee Charter, which are attached to this proxy statement as Appendices C, D and E, respectively.

Board Independence

        The Board of Directors has determined that each of the directors, except for Messrs. Vanderstar, Treinen, and Rudy, who serve as executive officers of the Company, is independent under the NYSE listing standards. Each of the Nominating and Governance, Audit and Compensation Committees is composed entirely of independent directors. In making the independence determinations, the Board reviewed director relationships with the Company as set forth in director responses to inquiries regarding employment, business, compensation and other relationships with the Company and its management.

THE BOARD OF DIRECTORS

        The business affairs of the Company are managed by and under the direction of the Board of Directors, although the Board is not involved in day-to-day operations. The Board currently has three standing committees: Nominating and Governance Committee, Compensation Committee and Audit Committee. The Board has adopted written charters for each of the committees and each of the committees is comprised entirely of non-employee directors deemed independent under the NYSE listing standards.

        During the fiscal year ended June 30, 2004, the Board held seven meetings including two meetings held by telephonic communication and on one occasion took action by Unanimous Written Consent in Lieu of a Meeting. The Audit Committee held four meetings during fiscal 2004 and the Compensation Committee met twice during the year. The Nominating and Governance Committee was created after the conclusion of the 2004 fiscal year and held no meetings during fiscal 2004.

        Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the fiscal year, and (ii) the total number of meetings held by all committees of the Board on which he served.

Policy Regarding Attendance at Annual Meeting

        We encourage, but do not require, our Board members to attend the annual meeting of shareholders. Last year all of our directors attended the annual meeting of shareholders.

Directors Compensation

        Directors who are full-time employees of the Company receive no additional compensation for serving as directors. Non-employee directors during fiscal 2004 received an annual retainer of $18,000, paid quarterly, plus a fee of $500 for each meeting of the Board or a committee of the Board attended, either in person or by telephone. In addition to meeting fees, Audit Committee members receive an annual retainer of $10,000 and the Audit Committee Chair receives an annual retainer of $14,000, paid in quarterly installments.

Nominating and Governance Committee

Members:	Joel F. McIntyre, Chair Alexander L. Dean John P. Cunningham

        The Nominating and Goverance Committee is responsible for establishing and implementing procedures to identify and review the qualifications of nominees for Board membership including nominees recommended by shareholders. The Committee determines the required selection criteria and qualifications of director nominees based upon the Company's needs at the time nominees are considered. The Committee also recommends to the Board appointees to each committee of the Board and recommends to the Board the slate of nominees for election at the Company's annual meeting of shareholders or qualified individuals to fill vacancies, if any, which may occur between annual meetings.

        The Nominating and Governance Committee reviews the Company's governance policies and business practices on a continuing basis as well as reviewing the adherence by directors and senior officers to the Company's Code of Ethical Conduct.

        A copy of the Nominating and Governance Committee Charter is included as Appendix C to this proxy statement. A copy may also be found on the Company's website at www.intlalum.com. All of the Nominating and Governance Committee members meet the current independence requirement of the NYSE listing standards.

Procedure for Shareholder Recommendations of Director Candidates

        A shareholder who wishes to recommend a director candidate to the Board for nomination by the Board at the annual meeting or for vacancies on the Board that arise between meetings must provide the Nominating and Governance Committee with reasonably detailed written statement of the candidates qualifications to permit a determination by the Board as to whether such candidate meets the required and desired director selection criteria. Such documentation and the name of the director candidate may be sent by U.S. mail addressed to Chairman, Nominating and Governance Committee at the address indicated on the Notice of Annual Meeting of Shareholders or by e-mail to Governance@intalum.com, password protected and accessible only to the Chairman of the Nominating and Governance Committee.

Audit Committee

Members:	David M. Antonini, Chair Joel F. McIntyre Alexander L. Dean

        The functions of the Audit Committee and its activities during fiscal 2004 are described below under the heading "Audit Committee Report". The Board has confirmed that each member of the Audit Committee is independent within the meaning of the NYSE listing standards governing audit committees. Each Committee member is financially literate and able to understand financial statements. Its Chairman, David M. Antonini, satisfies the definition of audit committee expert as set out in Item 401(h) of Regulation S-K. The Committee functions pursuant to the Audit Committee Charter which was adopted in fiscal 2003 and amended in August 2004. A copy of the amended Audit Committee Charter is included as Appendix E to this proxy statement and a copy of may also be found on the Company's website at www.intlalum.com.

AUDIT COMMITTEE REPORT

        The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein:

        The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee's primary duties and responsibilities are:

  •
  reviewing with the independent auditors the Company's annual financials statements, including the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, and recommending to the Board of Directors whether the financial statements should be included in the Company's Form 10-K to be filed with the Securities and Exchange Commission.
  •
  reviewing with the independent auditors the quarterly financials statements prior to the filing of Company's Form 10-Q, including the results of the independent auditors review and the Company's disclosures under Management's Discussion and Analysis of Financial Conditions and Results of Operations.
  •
  approval of all audit engagement fees and the pre-approval of all non-audit services to be provided by the independent accountants.

        The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to shareholders, the investment community, and others relating to the Company" financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. The Audit Committee has the sole authority (subject, if applicable, to shareholder ratification) to appoint or replace the independent auditors.

        The Audit Committee must pre-approve all auditing services and all permitted non-audit services to be provided by the Company's independent auditors. In general, the Audit Committee's policy is to grant such approval where it determines that the non-audit services are compatible with maintaining the auditors' independence and there are cost or other efficiencies in obtaining such services from the independent auditors as compared to other possible providers. No proposals for non-audit services were submitted to the Audit Conmmittee during fiscal 2004

        In performing its functions, the Committee acts in an oversight capacity. In this oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for the Company's financial statements and reports, and of the Company's independent auditors which, in their report, express their opinion on the conformity of the annual financial statements with generally accepted accounting principles. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of the Company's books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

        In connection with the Company's consolidated financial statements for the fiscal year ended June 30, 2004, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management and with representatives of PricewaterhouseCoopers LLP, the Company's independent auditors;
  •
  discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communications with Audit Committees);
  •
  received from the Company's independent auditors information regarding their independence as required by Independence Board Standard No. 1 (Independence Discussions with Audit Committees); and
  •
  discussed with the Company's independent auditors their independence.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's financial statement be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

                      David M. Antonini, Chairman
                      Joel F. McIntyre
                      Alexander M. Dean

Audit Fees

        The aggregate audit fees billed or to be billed to the Company for the fiscal years ended June 30, 2004 and 2003 by Price WaterhouseCoopers LLP, its independent auditors, were $183,500 and $161,000, respectively. Audit fees were for audit work performed in preparation of the Company's annual financial statements and review of the quarterly financial statements included in quarterly reports on Form 10-Q for fiscal 2003 and 2004. All non-audit services to be performed by the independent auditors must be specifically pre-approved by the Audit Committee.

Other Fees

        The Company paid no fees to its independent accountants during fiscal 2003 and 2004 for any audit-related, tax compliance, tax advice or tax planning services. Except as described above, no other services were rendered by the Company's independent accountants during fiscal 2003 or 2004.

Compensation Committee

Members:	Alexander L. Dean, Chair Joel F. McIntyre David M. Antonini

        The Compensation Committee recommends to the Board of Directors salary and other compensation arrangements for the senior executive officers of the Company, including the granting of stock options pursuant to the Company's stock option plan. The Committee also reviews and makes recommendations with respect to incentive compensation plans in which senior executives are eligible to participate, including the Company's Annual Bonus Plan. The current Compensation Committee Charter was adopted in August 2004 and is included as Appendix D to this proxy statement. A copy of the charter may also be found on the Company's website at www.intlalum.com.

COMPENSATION COMMITTEE REPORT

        The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein:

        The Compensation Committee is responsible for:

  •
  establishing compensation programs that comply with the Company's compensation philosophy;
  •
  determining the compensation of senior executive officers;
  •
  administering the Company's stock option plan; and
  •
  administering the participation of senior executive officers in the Company's Annual Incentive Plan.

        The Committee operates under a written charter which is reviewed annually. To assist in performing its duties and to enhance its objectivity and independence, the Committee has the authority to obtain advice and seek recommendations from outside compensation consultants and to review compensation data from other companies of similar size and complexity.

        The Committee is composed of three non-employee directors, all of whom are independent in accordance with the NYSE listing standards.

Compensation Philosophy

        The Company's executive compensation philosophy reflects the belief of the Board of Directors that the interests of executives should be closely aligned with those of the Company's shareholders. As a consequence, substantially all awards of incentive bonuses and stock option grants are tied to the attainment of results that benefit the Company and its shareholders. This philosophy ensures that executives are motivated to improve the overall performance and profitability of the Company as well as any specific subsidiary or area of operation for which an individual executive is responsible.

Compensation Program

        The Committee regularly reviews currently available information regarding the executive compensation programs of other companies which operate in one or more of the Company's markets, as well as a group of comparable manufacturing companies nationwide, to ensure that the Company's policies and practices are competitive and appropriate in light of the Company's performance and compensation philosophy. An executive officer's compensation package is comprised of three principal components: (1) base salary; (2) annual incentives; and (3) stock options.

        Base Salary.    The Company sets executive base salaries at the lower end of the average range of salaries paid by United States manufacturing companies with annual revenues and operations comparable to the Company's. The Company regularly reviews pay data available from third-party sources to determine if its base salary levels meet the Company's objectives. A number of factors are considered in establishing base salary levels for the Company's executive officers including the individuals recent performance, level of responsibility, years of service and overall competitiveness relative to comparable positions at other companies.

        The CEO's base salary for fiscal 2004 was $259,940, a 2.5% increase from the base salary established for fiscal 2003. The CEO's base salary and other elements of his compensation are determined in accordance with the policies previously described herein which are applicable to all senior executives of the Company.

        Annual Incentives.    Administrative employees of the Company and its subsidiaries, including the executive officers other than the CEO, may earn annual incentive compensation under the Company's

Annual Incentive Plan ("Plan"). Approximately 375 employees were eligible to participate in the Plan at fiscal year end. A participant's incentive opportunity is based on his or her tier level within the Plan. Tier incentive opportunity increases based upon an individual's potential to affect operating profitability. The Plan's objective is to make a portion of each such employee's total compensation incentive based.

        Each year the Board of Directors reviews with the Chief Operating Officer and other key management personnel the Company" Business Plan for the ensuing year, following which the Board approves the Plan with changes deemed appropriate by the Board. Target income levels (income before interest and taxes) are developed based in part on competitive market data and on an assessment of past and anticipated future performance. Awards for corporate based employees are derived from overall corporate performance. Awards to operating subsidiary employees are based on a combination of corporate, segment and individual subsidiary performance.

        Under the Plan, for fiscal year 2004, eligible executive officers qualified to receive annual cash bonuses equal to up to 60% of their base salaries.

        Stock Options.    Stock options are granted to encourage and facilitate stock ownership and to underscore the importance of enhancing shareholder value over the long term. Incentive stock options are granted at 100% (and in some instances, 110%) of the fair market value of the underlying stock on the date of grant, thus rewarding optionees only for appreciation in the Company's stock enjoyed by all Company shareholders. Nonstatutory stock options may be granted in certain circumstances at 80% or more of the fair market value of the underlying stock on the grant date. While all executives are eligible to receive stock options, participation in a grant, as well as the size and terms of the grants to participating executives, are contingent upon performance, level of responsibility and overall compensation.

        Internal Revenue Code Limits on Deductibility of Compensation.    For fiscal 2004, there was no occasion for the Compensation Committee to consider Section 162(m) of the Internal Revenue Code, which limits tax deductions of public companies on compensation to certain executive officers in excess of $1 million. Where applicable, the Compensation Committee intends to consider the effect of Section 162(m) on its compensation decisions, but it has no formal policy to structure executive compensation so as to be fully deductible for tax purposes.

                      Alexander L. Dean, Chairman
                      Joel F. McIntyre
                      David M. Antonini

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

        The Compensation Committee is comprised exclusively of directors who are not and have never been employees of the Company. No executive officer of the Company serves on the Compensation Committee or as a director of another company for which any member of the Compensation Committee serves as a director or executive officer.

EXECUTIVE COMPENSATION

        The following table sets forth, on an accrual basis, all cash and non-cash compensation earned by or awarded to the Company's Chief Executive Officer and its three other most highly compensated executive officers for all services rendered to the Company and its subsidiaries for the fiscal years indicated.

Summary Compensation Table

		Annual Compensation
Name and Principal Position				Other Annual Compensation(2)
	Year	Salary	Bonus(1)
Cornelius C. Vanderstar	2004	$259,940		$2,963
Chairman of the Board	2003	253,600		1,082
and Chief Executive Officer	2002	253,600		1,001
David C. Treinen	2004	256,250	$153,750	2,943
President and Chief Operating Officer;	2003	250,000		1,075
Secretary	2002	250,000		993
Ronald L. Rudy	2004	234,730	140,838	2,921
Senior Vice President-Operations	2003	229,000		1,066
	2002	229,000		984
Mitchell K. Fogelman	2004	195,780	117,468	2,830
Senior Vice President-Finance	2003	191,000		1,010
	2002	191,000		973

(1)
Represents amounts paid or accrued under the Company's Annual Incentive Plan.
(2)
Represents contributions, on the same basis as all eligible employees, to the Company's Profit Sharing Plan, a defined contribution plan.

Stock Options

        The following table summarizes the number of stock options held by the named executive officers at June 30, 2004, all of which were currently exercisable. No options were granted during fiscal 2004.

	Number of Shares Underlying Unexercised Options Held at Fiscal Year-End
		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name
	Exercisable	Exercisable
David C. Treinen	10,000	$11,000
Ronald L. Rudy	10,000	11,000
Mitchell K. Fogelman	7,500	8,250

(1)
Market value of underlying securities at year-end minus the base price of "in-the-money" options.

Equity Compensation Plan Information

        The Company has two stock option plans, both of which have been approved by shareholders. As of June 30, 2004, the number of options outstanding and remaining available under the approved plans were as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted average exercise price outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by shareholders	108,000(1)	$28.54	389,700
Equity compensation plans not approved by shareholders	—	—	—

Total	108,000	$28.54	389,700

(1)
All outstanding options were granted under the Company's 1991 Plan, which expired on August 15, 2001. Assuming that all the options currently outstanding were to expire or be cancelled in the future without being exercised, the maximum number of shares available for future issuance under the Company's 2001 Plan would be 497,000 shares.

STOCK PERFORMANCE GRAPH

        The Stock Price Performance Graph below compares the cumulative total shareholder return on the Company's common stock against the cumulative total return of the S&P 500 Index and the S&P Building Products Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG INTERNATIONAL ALUMINUM CORPORATION, THE S & P 500 INDEX
AND THE S & P BUILDING PRODUCTS INDEX

*
$100 invest3ed on 6/30/99 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP has audited the Company's financial statements for over 20 years and the Audit Committee has appointed that firm to serve as independent auditors to conduct an audit of the Company's consolidated financial statements for fiscal year 2005. Appointment of independent auditors under current governing regulations is entirely at the discretion of the Audit Committee. However, as a matter of good corporate governance and practice, the Audit Committee has recommended that the Board of Directors submit the matter for ratification by shareholders. In the event shareholders fail to ratify the appointment of PricewaterhouseCoopers, the Audit Committee may retain that firm or another without resubmitting the matter to the Company's shareholders.

        Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and will be available to make a statement if they wish to do so and to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. PROXIES SOLICITIED BY THE BOARD WILL BE VOTED "FOR" THIS PROPOSAL UNLESS OTHERWISE INSTRUCTED.

ANNUAL REPORT ON FORM 10-K

        The Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended June 30, 2004 is available to shareholders upon written request. Requests should be addressed to Mr. Mitchell K. Fogelman, Senior Vice President-Finance, International Aluminum Corporation, P. O. Box 6, Monterey Park, California 91754. The report may also be obtained by visiting the Company's website at www.intlalum.com.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Any shareholder who intends to present a proposal at the Company's 2005 Annual Meeting of Shareholders is advised that in order for such proposal to be included in the Board of Directors' proxy statement for such meeting, the proposal must be directed to the Secretary of the Company at its principal executive offices such that it is received no later than May 30, 2005, and the proposal must meet certain eligibility requirements of the Securities and Exchange Commission. The Company's management proxies may exercise their discretionary voting authority, without any discussion of the proposal in the Company's proxy materials, with respect to any proposal which is received by the Company after August 15, 2005.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

        Shareholders may direct comments to or ask questions of the Chairman and Chief Executive Officer during the Annual Meeting of Shareholders. In addition, shareholders may communicate directly with any director by writing to:

The Board of Directors
International Aluminum Corporation
Attention: Corporate Secretary
P. O. Box 6
Monterey Park, CA 91754

        The Corporate Secretary will promptly forward to the Board of Directors or the individually named director(s) all relevant written communications received at the above address. Alternatively, communications may be sent electronically to: Governance@intalum.com, a passwork protected address accessible only to the Chairman of the Nominating and Governance Committee.

OTHER MATTERS

        The Company's Annual Report to Shareholders, including financial statements, for the fiscal year ended June 30, 2004, accompanies this Proxy Statement.

        The management of the Company does not know of any matter to be acted upon at the meeting other than the matters above described. If any other matter properly comes before the meeting, however, the proxy holders of the proxies will vote thereon in accordance with their best judgment.

        The cost of soliciting proxies will be borne by the Company. The proxy soliciting material, in addition to being mailed directly to shareholders, will be distributed through custodians, nominees and other like parties to beneficial owners of the stock The Company expects to reimburse such parties for their reasonable charges and expenses in connection therewith.

        Although it is contemplated that proxies will be solicited principally through the use of the mail, the solicitation of proxies may be made by means of personal calls upon, or telephonic or other communications with, shareholders or the personal representatives by directors, officers or employees of the Company, who will not be specially compensated for such services.

                      By Order of the Board of Directors

                      David C. Treinen

                      President and Secretary

September 20, 2004

Appendix A

INTERNATIONAL ALUMINUM CORPORATION

CODE OF BUSINESS CONDUCT AND ETHICS

August 19, 2004

INTRODUCTION

This Code of Business Conduct and Ethics ("Code") covers a wide range of business practices and procedures. It does not cover every issue that may arise, but sets out basic principles to guide employees of International Aluminum Corporation ("IAL"). All of IAL's employees are required to conduct themselves in accordance with the principles set forth in this Code and to avoid even the appearance of improper behavior.

Violation of this Code may subject an employee to disciplinary action, up to and including possible termination of employment. If an employee is in a situation which he or she believes may violate or lead to a violation of this Code, such employee should follow the guidelines contained in the COMPLIANCE PROCEDURE section of this Code.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

Obeying the law, both in letter and in spirit, is the foundation on which IAL's ethical standards are built. All employees must obey the laws of the cities, states and countries in which IAL operates.

CONFLICTS OF INTEREST

A "conflict of interest" exists when a person's private interests interfere in any way with the interests of IAL. A conflict can arise when an employee takes an action or has an interest that may make it difficult to perform his or her work objectively and effectively. A conflict of interest may arise when an employee or a member of his or her family receives personal benefits as a result of the employee's position with IAL. Loans to, or guarantees of obligations of, employees or family members may create conflicts of interest.

It will almost certainly create a conflict of interest for an employee of IAL to work simultaneously for a competitor, customer or supplier or act as a consultant or serve as a board member thereof. The safe course of conduct is to avoid any direct or indirect business relationship with a customer, supplier or competitor of IAL, except when acting in the course of your employment on IAL's behalf. Conflicts of interest may not always be clear-cut. If you have a question, consult with your supervisor or IAL's designated Corporate Governance Representative ("CGR"). The CGR is currently Susan Leone, Vice President—Human Resources.

INSIDER TRADING

Employees who have access to or come into possession of non-public information regarding IAL, its business and affairs or its financial condition, or the business, affairs or financial condition of others with whom IAL has a business relationship, are not permitted to use or share that information for stock trading purposes or for any other purpose except lawfully in connection with the conduct of IAL's business. All non-public information about IAL, and all non-public information about others with whom IAL has a business relationship obtained in the course of your employment should be considered secret, proprietary and confidential. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of such information is not only unethical but also illegal.

CORPORATE OPPORTUNITIES

Employees, officers and directors may not take for themselves personally, opportunities that arise or are discovered through the use of corporate property, information or position. Employees, officers and directors owe a duty to IAL to advance its interests whenever and wherever the opportunity to do so arises.

COMPETITION AND FAIR DEALING

IAL seeks to outperform its competitors fairly and honestly. Stealing proprietary information, possessing trade secret information of others that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each employee should respect the rights of and deal fairly with IAL's customers, suppliers and competitors and with his or her fellow employees. No employee should take unfair advantage of anyone through manipulation, concealment, use or abuse of privileged information, the misrepresentation of facts or any other unfair practice.

Subject to the PAYMENTS TO GOVERNMENT PERSONNEL section below, no gift or entertainment should be offered, given or accepted by any employee, family member of an employee or agent unless it: (1) is not a cash gift; (2) has a value of less than two hundred fifty dollars ($250.00); (3) cannot be construed as a bribe or payoff and (4) does not violate any laws or regulations. Each employee should discuss with his or her supervisor any gift or proposed gift which he or she is not certain is appropriate.

DISCRIMINATION AND HARASSMENT

IAL is an equal opportunity employer and is committed to providing equal opportunity to and for all of its employees. IAL will not tolerate discrimination or harassment of any kind. Examples include derogatory comments based on race, religion, ethnicity or sexual orientation, unwelcome sexual advances and creating an atmosphere of intimidation or harassment. Any act of discrimination or harassment should be reported immediately to your supervisor or to the CGR.

HEALTH AND SAFETY

IAL strives to provide each employee with a safe and healthy work environment. Each employee has the responsibility of maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of drugs and alcohol. The use of illegal drugs or alcohol in the workplace will not be tolerated.

RECORD-KEEPING

IAL requires honest and accurate recording and reporting of information in order to make responsible business decisions. For example, only the true and actual number of hours worked should be reported. Some employees use business expense accounts, which must be documented as required by Company policy and recorded accurately. If you are not sure whether a particular expense is reimbursable, consult your supervisor.

All of IAL's books, records, accounts and financial statements must appropriately reflect IAL's transactions and must conform to all legal and accounting requirements and to IAL's system of internal controls. Unrecorded or "off the books" funds or assets are prohibited. Records should be retained or destroyed as required by IAL's record retention policy.

Communications often become public, and each employee should avoid exaggeration, defamation and guesswork. This applies equally to e-mail, internal memos and formal reports.

CONFIDENTIALITY

Employees must maintain the confidentiality of secret and confidential information entrusted to them by IAL or others with whom IAL has a business relationship, except when disclosure is authorized by IAL's legal counsel or required by law. Confidential information includes non-public information that might be of use to competitors or harmful to IAL or others with whom IAL has a business relationship. It also includes confidential information that has been entrusted to IAL. The obligation to preserve confidential information continues even after employment ends.

PROTECTION AND PROPER USE OF IAL'S ASSETS

        All employees should protect IAL's assets and ensure the proper and efficient use thereof. Theft, carelessness and waste have a direct impact on IAL's profitability. Any incident of fraud, theft or carelessness should be reported to an employee's supervisor or the CGR. IAL's assets should not be used for or in connection with non-IAL business.

The obligation of employees to protect IAL's assets includes IAL's proprietary information such as trade secrets, patents, trademarks and copyrights, as well as business and marketing plans, engineering and manufacturing ideas, designs and records, salary information and any non-public financial data. Unauthorized use or distribution of such information violates IAL's policy and could be illegal and result in civil penalties.

PAYMENTS TO GOVERNMENT PERSONNEL

The Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an employee of the U.S. government of a gift, favor or other gratuity in violation of these rules will not only violate IAL's policy but could also be a criminal offense. State and local governments, as well as foreign governments, often have similar rules.

WAIVERS OF THE CODE OF BUSINESS CONDUCT AND ETHICS

Any waiver of this Code may be made only by the Nominating and Governance Committee or the full Board of Directors of IAL and will be promptly disclosed as required by law or stock exchange regulation.

REPORTING ILLEGAL OR UNETHICAL BEHAVIOR

Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical conduct and, when in doubt, about the best course of action to take in a particular situation. IAL does not allow retaliation for reporting misconduct when done in good faith. All employees are expected to cooperate in internal investigations of misconduct.

COMPLIANCE PROCEDURES

It is essential to ensure prompt and consistent action against violations of this Code. In some situations, it will be difficult to know if a violation has occurred. Since no one can anticipate every situation that may arise, it is important that there be a way to approach a new question or problem. These are the steps to keep in mind:

  •
  Make sure you have all the facts.    In order to make correct decisions, be as fully informed as possible.

  •
  Ask yourself:    What specifically am I being asked to do? Does it seem unethical or improper?    This will enable you to focus on the specific question you are faced with and the alternatives you have. Use your judgment and common sense.

  •
  Discuss the matter with your supervisor or the CGR.    This is basic guidance applicable to all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. It is your supervisor's responsibility to help solve problems.

  •
  You may report ethical violations without fear of retaliation.    If the circumstances require that your identity be kept secret, your anonymity will be protected. IAL does not permit retaliation of any kind against employees for good-faith reports of ethical violations.

  •
  Always ask first, act later:    If you are unsure of what to do in any situation, seek guidance before you act.

Appendix B

INTERNATIONAL ALUMINUM CORPORATION

CODE OF ETHICS FOR SENIOR EXECUTIVES
AND
SENIOR FINANCIAL OFFICERS

August 19, 2004

This International Aluminum Corporation ("IAL") Code of Ethics supplements the IAL Code of Business Conduct and Ethics to comply with the requirements of Section 4.06 of the Sarbanes-Oxley Act of 2002.

This Code of Ethics applies to IAL's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Controller (and others who may perform similar functions at IAL in the future). It also applies to the Group Executive Vice President and the Controller, if any, of each of IAL's operating groups. IAL expects its employees to act in accordance with the highest standards of professional integrity in all of their business activities, to comply with all applicable laws, rules and regulations, to abide by the IAL Code of Business Conduct and Ethics and any other policies and procedures adopted by IAL relating to the conduct of its employees. Those executives who are covered by this Code of Conduct are expected to set an example for the rest of IAL's employees and are required to comply with this Code of Ethics to foster a culture of integrity and honesty in all of IAL's dealings.

Accordingly, each executive covered by this Code of Ethics shall:

  •
  Comply with governmental laws, rules and regulations, as well as the rules and regulations of the New York Stock Exchange ("NYSE") and any other self-regulatory organizations of which IAL is a member or to which IAL is subject;

  •
  Engage in and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  Avoid conflicts of interest and disclose to the Chair of IAL's Nominating and Governance Committee any transaction or relationship that might give rise to such a conflict;

  •
  Protect and preserve the confidentiality of non-public information about IAL and others with whom IAL has a business relationship and make no disclosure of such information unless and then only to the extent required by applicable law, regulation or legal or regulatory process;

  •
  Require and expect full, fair, accurate, timely and understandable disclosure in all material respects in reports and documents that IAL files with or submits to the NYSE, the Securities and Exchange Commission or other regulators and in public communications by IAL.

  •
  With respect to accounting books, records and reports, ensure that:

  a.)
  All such accounting records and the reports produced therefrom be maintained and produced in accordance with all applicable laws;

  b.)
  All accounting records fairly and accurately reflect the transactions or occurrences to which they relate and contain no materially false or intentionally misleading entries;

  c.)
  All accounting records fairly and accurately reflect, in accordance with generally accepted accounting principles, IAL's assets, liabilities, revenues and expenses;

  d.)
  All transactions are supported by accurate documentation in reasonable detail and in all material respects are recorded in the proper account and in the proper accounting period;

  e.)
  No information is concealed from IAL's internal auditors or independent auditors;

B-1

    f.)
    Compliance with IAL's system of internal controls is required.

  •
  Report any violation of this Code of Ethics to the Chair of IAL's Nominating and Governance Committee.

Each executive covered by this Code of Ethics will be held accountable for adherence to this Code of Ethics. Failure to observe the terms of this Code of Ethics may result in disciplinary action, including possible termination of employment. Violations of this Code of Ethics may also constitute violations of law and result in civil and criminal penalties. Any waiver of this Code of Ethics may be made only by the Board of Director of IAL, and any such waiver will be promptly disclosed to IAL's shareholders and otherwise as required by law or stock exchange regulation(s).

If any executive covered by this Code of Ethics has any questions regarding the course of action to take in any particular situation, he or she should consult the Chair of IAL's Nominating and Governance Committee. As provided in IAL's Code of Business Conduct and Ethics, IAL does not permit retaliation against any employee who in good faith seeks advice, raises a question or reports misconduct relating to IAL's Code of Business Conduct and Ethics or this Code of Ethics.

B-2

Appendix C

INTERNATIONAL ALUMINUM CORPORATION

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

August 19, 2004

PURPOSE

The Nominating and Governance Committee ("Committee") of International Aluminum Corporation ("IAL") is responsible for identifying individuals qualified to serve as members of the Board of Directors ("Board") and recommending to the Board director nominees prior to each annual meeting of shareholders. The Committee also recommends to the Board appointees to each committee of the Board.

The Committee takes a leadership role in shaping and implementing corporate governance policies and practices and ethical standards for IAL. After adoption, the Committee monitors compliance with such policies, practices and standards.

COMPOSITION

The Committee shall consist of at least three (3) directors, appointed annually by the Board, one of whom shall be designated by the Board to Chair the Committee. The Chair and members of the Committee shall serve at the pleasure of the Board. Each member shall be:

  •
  "Independent" as that term is defined in the rules of the New York Stock Exchange;

  •
  A "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended; and

  •
  Qualify under all other applicable laws, rules and regulations governing director independence.

MEETINGS

The Committee shall meet at least once annually and more frequently as circumstances dictate. A meeting may be called by the Chair at any time and shall be called by the Chair at the request of any member of the Committee. The Committee may meet in person or by telephone and shall have the authority to act by unanimous written consent. Minutes shall be taken of each meeting of the Committee and lodged in IAL's Minutes Book.

AUTHORITY AND RESPONSIBILITIES

In furtherance of the Committee's purpose, it shall:

  •
  Review the appropriateness of the size and composition of the Board, giving due consideration to such factors as the business experience and expertise of each Board member. Make recommendations to the Board as appropriate.

  •
  Identify qualified individuals to be recruited for service on the Board.

  •
  Recommend to the Board the formation of committees deemed necessary, the structure and responsibilities of each and the directors to serve as Chair and members of each such committee.

  •
  Consider suggestions for Board membership submitted by shareholders.

  •
  Recommend to the Board the slate of nominees for election at IAL's annual meeting of shareholders and qualified individuals to fill vacancies, if any, which occur between annual meetings.

C-1

  •
  Review and assess on a continuing basis IAL's corporate governance policies and practices and ethical standards and recommend changes to the Board as necessary.

  •
  Review and assess on a continuing basis IAL's business practices.

  •
  Review adherence by directors and senior officers to IAL's Code of Business Conduct and Ethics and the Code of Ethics for Senior Executives and Senior Financial Officers as specifically applicable to such individuals.

  •
  Review annually the Committee's performance and report results to the Board.

  •
  Assess on a continuing basis the adequacy of the Committee's charter and recommend changes to the Board as necessary.

  •
  Retain counsel, consultants and other experts as required to assist the Committee.

  •
  Perform any other duties delegated to the Committee by the Board.

C-2

Appendix D

INTERNATIONAL ALUMINUM CORPORATION

COMPENSATION COMMITTEE CHARTER

August 19, 2004

PURPOSE

The Compensation Committee ("Committee") is charged with assuring that the compensation package provided by International Aluminum Corporation ("IAL") for Senior Executives: (a) serves to retain and motivate highly qualified, dedicated and committed individuals for the long term; (b) rewards performance that contributes to increasing shareholder value; (c) aligns the interests of Senior Executives and IAL's shareholders.

COMPOSITION

The Committee shall consist of three (3) or more directors, one of whom shall be designated Chair, appointed annually by the Board of Directors of IAL (the "Board"). The Chair and members of the Committee shall serve at the pleasure of the Board. Each member of the Committee shall be:

  •
  "Independent" as that term is defined in the rules of the New York Stock Exchange;

  •
  A "non-employee director" as that term is defined in Rule 16b-3 promulgated under and pursuant to the provisions of the Securities and Exchange Act of 1934, as amended; and

  •
  An "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

MEETINGS

The Committee shall meet as often as necessary to discharge its duties and responsibilities, but not less often than two (2) times during each fiscal year. Minutes shall be taken of each meeting of the Committee and lodged in IAL's Minute Book. Members of management and others may be invited to attend meetings of the Committee, but all votes and formal actions of the Committee shall be taken in Executive Session.

AUTHORITY AND RESPONSIBILITIES

In furtherance of the Committee's Purpose, it shall:

  •
  Establish IAL's compensation philosophy for Senior Executives.

  •
  Establish goals (short-term and long-term) for the CEO and COO annually and review and update such goals at least bi-annually. The CEO and COO goals shall be directed to enhancing shareholder value.

  •
  Evaluate CEO and COO performance (i.e., achievement of their respective goals) at least annually.

  •
  Establish CEO and COO compensation packages annually, with appropriate incentivization for attaining and exceeding goals and enhancing shareholder value. Adjust compensation as appropriate taking into account:

  •
  IAL's performance;

  •
  achievement of specific short-term and long-term performance goals established by the Committee; and

D-1

    •
    compensation paid to other individuals in similar positions in comparable companies.

  •
  Review goals established by the CEO and COO for their direct reports and other Senior Executives and their compensation recommendations for such persons. Insure that such compensation recommendations are based upon the success or lack of success of such direct reports and other Senior Executives in attaining or exceeding their respective goals.

  •
  Approve incentive compensation plans (cash, stock and other) in which Senior Executives are eligible to participate. Review, and recommend either revisions to or discontinuance of existing plans or institution of new plans, as appropriate, to attain objectives of IAL's compensation package. Approve grants to be made pursuant to IAL's stock option plan. Review and approve policies in the area of Senior Executive perquisites.

  •
  Review and approve contracts or transactions with current and former Senior Executives, including employment contracts, severance arrangements and post-employment consulting arrangements.

  •
  Initiate management succession recommendations for consideration by the Board.

  •
  Recommend to the Board the nature and amount of compensation for Directors.

  •
  Conduct an annual performance evaluation of the Committee and report the Committee's conclusions to the Board.

  •
  Retain counsel, consultants and other experts as required to assist the Committee in the performance of its duties and responsibilities, including the authority to approve any such advisors' fees and terms of engagement.

  •
  Prepare annually a report on executive compensation for inclusion in IAL's proxy statement.

  •
  Disclose to the Shareholders, in the Corporation's proxy statement, or annual report, that the Corporation has adopted an Audit Committee Charter, and that the Committee has satisfied its responsibilities under the Charter.

  •
  Review this Charter at least annually and propose changes as necessary to the Board.

  •
  Perform other duties as required by law, the New York Stock Exchange, the Securities and Exchange Commission or as assigned by the Board.

  •
  Report regularly on Committee activities to the Board.

  •
  Performing other duties delegated to the Committee by the Board.

D-2

Appendix E

INTERNATIONAL ALUMINUM CORPORATION

AUDIT COMMITTEE CHARTER

Amended August 19, 2004

PURPOSE

The purpose of the Audit Committee (the "Committee") of International Aluminum Corporation (the "Corporation") shall be to assist the Board of Directors (the "Board") in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others, as it relates to the Corporation's internal financial systems, accounting systems, financial reporting, accounting practices and policies, internal and external audit functions, as well as the legal compliance, and ethics programs, established by management and the Board of Directors.

COMPOSITION

The Committee shall be composed of members of the Board, and shall consist of at least three (3) current directors appointed annually by the Board. The Board shall appoint one member of the Committee annually, to serve as Committee Chair. The Board, at the Board's discretion, may remove any member of the Committee.

All members of the Committee shall be independent directors under the standard adopted by the New York Stock Exchange (NYSE), and shall also satisfy the NYSE's rigorous independence requirement for members of Audit Committees.

All members of the Committee shall have sufficient financial experience, and ability, to enable them to discharge their responsibilities, and at least one member shall be a financial expert.

MEETINGS

The Committee shall meet, at least quarterly and, as deemed necessary, meet separately with management, with the Corporation's financial personnel, and with the Company's independent auditors. The Committee may, if it deems it appropriate, meet by telephone conference.

AUTHORITY AND RESPONSIBILITIES

In furtherance of the Purpose, the Committee it shall:

  •
  Review with the independent auditors, and, as deemed necessary, senior executive management, the annual audited financial statements, including (a) the Corporation's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, (b) significant issues and judgments regarding accounting and auditing principles and practices, and (c) the effect of regulatory and accounting initiatives on the Corporation's financial statements. Recommend to the Board whether the financial statements should be included in the Form 10-K.

  •
  Review, and discuss, with the independent auditors, and, as deemed necessary, senior executives, the Corporation's quarterly financial statements prior to filing the Form 10-Q, including (a) the results of the accountant's review, and (b) the Corporation's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations.

  •
  Review the Corporation's financial reporting, accounting standards, accounting principles, significant changes in such standards or principles, and the application of such standards or principles. As deemed necessary, review discuss with senior executives any key accounting decisions, which affect the Corporation's financial statements, including alternatives to, and the rationale for, the decisions made.

  •
  Discuss with senior executives, and the independent auditors as appropriate, the Corporation's risk assessment and risk management policies, including the Corporation's major financial risk exposure, and any steps taken by the Corporation to monitor and mitigate such exposure.

  •
  In its capacity as a committee of the Board, be directly responsible for the appointment, compensation, oversight of the work of, and (when appropriate) termination of, the independent auditors for the purpose of preparing, or issuing, an audit report, or related work. The appointment, and retention, of the independent auditors shall be subject to approval by the Shareholders. The independent auditors shall report directly to the Committee.

  •
  Have the sole authority to approve all audit engagement fees, and terms. The Committee must pre-approve any non-audit service provided to the Corporation by the independent auditors.

  •
  Review, and discuss with the independent auditors, at least annually, all relationships between the independent auditors and the Corporation, in order to assess auditor independence. Establish clear hiring policies for employees, or former employees, of the independent auditors, which comply with all applicable law.

  •
  Obtain and review, at least annually, a report by the independent auditors describing (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, and (c) any issues raised by any inquiry, or investigation, by governmental, or professional authorities, including any of the above which occurred within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues.

  •
  Review with the independent auditors the results of the annual audit examination, any issues that may have been encountered in the course of its audit work, and management's response. This review should include, among other things, any management letter issued, any restrictions on the scope of activities, any restrictions on access to required information, and any deviations from, or changes made in, the planned scope of the audit.

  •
  Discuss with senior executives, and the independent auditors as appropriate, the Corporation's earnings press releases, financial information, and earnings guidance provided to analysts and to rating agencies.

  •
  Review with management, the Chief Financial Officer, and such others as the Committee deems appropriate, the adequacy and effectiveness of the Corporation's internal controls, including any significant deficiencies, or significant changes, in such controls. Review the adequacy and effectiveness of the Corporation's disclosure controls and procedures.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  •
  Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct, as required in the policies of the Corporation. In connection with these reviews, the Committee will meet, as it deems appropriate, with the Corporation's general counsel, officers, or employees.

  •
  Review with the Corporation's General Counsel, and the independent auditors, (1) legal matters that may have a material impact on the financial statements, (2) accounting or compliance policies,

    and (3) any material reports or inquiries received from regulators, governmental agencies or employees that raise material issues regarding the Corporation's financial statements and accounting or compliance policies.

  •
  Review, at least annually, the adequacy of this Charter, as well as Committee Policies and Procedures, and recommend any proposed changes to the Board for its approval.

  •
  Disclose to the Shareholders, in the Corporation's proxy statement, or annual report, that the Corporation has adopted an Audit Committee Charter, and that the Committee has satisfied its responsibilities under the Charter.

  •
  Review the Audit Committee's own performance annually.

  •
  Retain such outside counsel, experts, and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

INTERNATIONAL ALUMINUM CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

2:00 P.M. Pacific Time

October 28, 2004

767 Monterey Pass Road
Montery Park, CA 91754

• FOLD AND DETACH HERE AND READ THE REVERSE SIDE •

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

INTERNATIONAL ALUMINUM CORPORATION

        The undersigned appoints Cornelius C. Vanderstar and David C. Treinen, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of International Aluminum Corporation held of record by the undersigned at the close of business on September 8, 2004 at the 2004 Annual Meeting of Shareholders of International Aluminum Corporation to be held on October 28, 2004 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

VOTE BY INTERNET
QUICK *** EASY *** IMMEDIATE

INTERNATIONAL ALUMINUM CORPORATION

Voting by Internet is quick, easy and immediate. As an International Aluminum Corporation shareholder, you have the option of voting your shares electronically through the Internet eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 8:00 p.m., Eastern Time, on October 27, 2004.

To Vote Your Proxy by Internet
www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY.

To Vote Your Proxy by Mail
Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

• FOLD AND DETACH HERE AND READ THE REVERSE SIDE •

PROXY	Please mark your votes like this	☒

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

	FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS:	☐	☐	2.	PROPOSAL TO RATIFY SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION	☐	☐	☐
(To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)			3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Cornelius C. Vanderstar	David C. Treinen	Ronald L. Rudy
John P. Cunningham	Joel F. McIntyre	David M. Antonini
Alexander L. Dean
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL 1 - ELECTION OF DIRECTORS
Corporate Governance
THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION
EXECUTIVE COMPENSATION
Summary Compensation Table
STOCK PERFORMANCE GRAPH
PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
ANNUAL REPORT ON FORM 10-K
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
OTHER MATTERS
INTERNATIONAL ALUMINUM CORPORATION CODE OF BUSINESS CONDUCT AND ETHICS August 19, 2004
INTERNATIONAL ALUMINUM CORPORATION CODE OF ETHICS FOR SENIOR EXECUTIVES AND SENIOR FINANCIAL OFFICERS August 19, 2004
INTERNATIONAL ALUMINUM CORPORATION NOMINATING AND GOVERNANCE COMMITTEE CHARTER August 19, 2004
INTERNATIONAL ALUMINUM CORPORATION COMPENSATION COMMITTEE CHARTER August 19, 2004
MEETINGS
AUTHORITY AND RESPONSIBILITIES
INTERNATIONAL ALUMINUM CORPORATION AUDIT COMMITTEE CHARTER Amended August 19, 2004